                          [RENAISSANCERE LOGO OMITTED]



    RENAISSANCERE REPORTS OPERATING INCOME OF $143.1 MILLION FOR 2004 SECOND QUARTER; OPERATING EPS OF $2.00 PER COMMON SHARE FOR THE SECOND QUARTER OF 2004
                    VS. $1.84 FOR THE SECOND QUARTER OF 2003

 $116.2 MILLION NET INCOME FOR THE SECOND QUARTER OF 2004; EPS OF $1.62 FOR THE
        SECOND QUARTER OF 2004 VS. $2.54 FOR THE SECOND QUARTER OF 2003

   ACHIEVES SECOND QUARTER 2004 ANNUALIZED OPERATING RETURN ON EQUITY OF 25.2%

  INCREASES 2004 OPERATING EARNINGS ESTIMATES TO A RANGE OF $6.95 TO $7.25 PER
              COMMON SHARE, FROM PRIOR ESTIMATE OF $6.10 TO $6.50

PEMBROKE, BERMUDA, JULY 27, 2004 -- RenaissanceRe Holdings Ltd. (NYSE: RNR) today reported net operating income available to common shareholders of $143.1 million for the second quarter of 2004, versus $130.5 million for the comparable period in 2003. Operating income excludes realized investment gains (losses) of ($26.9) million and $49.7 million in the second quarters of 2004 and 2003, respectively. Operating income per common share grew to $2.00 in the second quarter of 2004, from $1.84 per common share in the second quarter of 2003. Net income available to common shareholders was $116.2 million or $1.62 per common share in the quarter, compared to $180.2 million or $2.54 per common share for the same quarter of 2003. The decline in net income resulted primarily from normal course investment activities, with the change in realized investment gains (losses) reflecting the broadly favorable investment environment of 2003 compared with the rising interest rate environment of this past second quarter.

James N. Stanard, Chairman and CEO, commented: "Our strong premium growth reflects two conflicting trends. First, Renaissance has preferred positions on various attractive reinsurance and insurance programs as a result of our strong customer relationships and credit ratings. Second, however, we continue to see price declines, and increasingly have had to turn down business that does not meet our return requirements. For 2004 we have increased estimates of our managed specialty reinsurance premium growth to over 30% compared to 2003; for our individual risk business we are maintaining our estimates of 30% growth; and for cat reinsurance we continue to expect gross managed premium declines of 5% or more. Our current expectation for 2005 is that we will continue to see growth in the individual risk business, but we will likely see a flattening of specialty reinsurance premium and further decreases in cat reinsurance premium."

Mr. Stanard further stated, "In light of the low losses in the first half of the year, we have raised our operating EPS guidance for 2004 to a range of $6.95 to $7.25 compared with our previous range of $6.10 to $6.50. These earnings estimates assume normal loss activity in the second half of the year."


SECOND QUARTER 2004 RESULTS:
----------------------------

PREMIUMS

Gross premiums written for the second quarter of 2004 were $326.9 million, compared to $212.6 million for the same quarter of 2003. Gross premiums written include $215.3 million attributable to the Company's Reinsurance segment in the second quarter of 2004, compared to $114.9 million in the comparable 2003 period; and $111.6 million attributable to the Company's Individual Risk segment in the second quarter of 2004, compared to $97.7 million for the same quarter of 2003. Net premiums written for the second quarter of 2004 were $262.8 million, compared to $160.2 million for the same quarter of 2003. Net premiums written include $153.2 million attributable to the Company's Reinsurance segment in the second quarter of 2004, compared to $65.4 million for the same quarter of 2003; and $109.7 million attributable to the Company's Individual Risk segment in the second quarter of 2004, compared to $94.8 million for the same quarter of 2003.

Net premiums earned for the second quarter of 2004 were $344.0 million, compared to $275.5 million for the same quarter of 2003. Net premiums earned include $235.9 million in net premiums earned for the Company's Reinsurance segment in the second quarter of 2004, compared to $208.9 million for the same quarter of 2003; and $108.1 million in net premiums earned for the Company's Individual Risk segment in the second quarter of 2004, compared to $66.6 million for the same quarter of 2003.

Premiums for the second quarter of 2004 include $34.2 million of gross written premiums, $38.3 million of net written premiums and $53.7 million of net premiums earned by the Company's consolidated joint venture, DaVinci Re during the second quarter of 2004, compared to $17.1 million of gross written premiums, $19.0 million of net written premiums and $46.7 million of net premiums earned by DaVinci Re during the second quarter of 2003.

Total managed cat premiums written, representing gross catastrophe premiums written by Renaissance Reinsurance and by related joint ventures, were $175.5 million for the second quarter of 2004, compared to $103.8 million for the same quarter of 2003, representing an increase of 69.1%. The increase was primarily due to timing differences. See the attached supplemental financial data for additional information regarding managed premiums.


JOINT VENTURE INCOME

During the quarter, income from the DaVinci joint venture and other fee income was $37.9 million, compared to $31.6 million during the second quarter of 2003. Of this, $23.9 million reflects fees and profit commissions, compared to $15.6 million in the second quarter of 2003, and $15.7 million reflects equity in earnings of unconsolidated ventures and DaVinci, versus $16.5 million in the comparable quarter of 2003.


UNDERWRITING RATIOS, RESERVE DEVELOPMENT

For the second quarter of 2004, the Company generated a combined ratio of 58.5%, a loss ratio of 35.1% and an expense ratio of 23.4%, compared to a combined ratio, loss ratio and expense ratio of 57.0%, 36.3% and 20.7%, respectively, for the second quarter of 2003. The increase in the expense ratio primarily relates to the increased scale of the Company's Individual Risk segment, which typically generates higher expense ratios than the Reinsurance segment. For the quarter, the Company's Reinsurance segment generated a loss ratio of 27.6% and an expense ratio of 16.3%, compared to 29.2% and 16.9%, respectively, during the second quarter of 2003. For the quarter, the Company's Individual Risk segment generated a loss ratio of 51.5% and an expense ratio of 38.8%, compared to 58.5% and 32.6%, respectively, during the second quarter of 2003.

During the quarter, the Company recorded favorable development on prior year reserves of $29.7 million or a benefit of 8.6 percentage points to the Company's quarterly loss ratio. The Company's Reinsurance segment contributed $27.4 million of favorable development, and the Company's Individual Risk segment contributed $2.3 million of favorable development. Net recovered losses for the quarter were $7.8 million. The Company had net recoveries in the second quarter due to the timing of collections on certain reinsurance recoverables. See the attached supplemental financial data for additional information regarding claims and claim expenses incurred and loss ratios by segment.


INVESTMENTS

Net investment income for the second quarter of 2004 was $29.8 million, compared to $34.1 million for the same quarter in 2003. Net investment income includes appreciation (depreciation) related to investments in hedge funds and private equity funds recorded during the second quarter of 2004 of ($1.3) million compared to $6.1 million of net appreciation recorded during the second quarter of 2003.

The Company's cash flows from operations were $231.0 million for the second quarter of 2004.


SHAREHOLDERS' EQUITY

Shareholders' equity attributable to common shareholders was $2.3 billion at June 30, 2004, compared to $2.1 billion at December 31, 2003. Book value per common share at June 30, 2004 was $32.60 compared to $29.61 per common share at December 31, 2003.

              ----------------------------------------------------

This Press Release includes certain non-GAAP financial measures including "operating income," "operating EPS or operating income per common share," "annualized operating return on equity," "managed cat premium" and "summary of income from joint venture relationships." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data.

RenaissanceRe Holdings Ltd. will host a conference call on Wednesday, July 28, 2004 at 9:00 a.m. (EST) to discuss this release. Live broadcast of the conference call will be available through the Investor Section of RenaissanceRe's website at www.renre.com.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. Our business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other structured relationships managed by our subsidiary Renaissance Underwriting Managers, and (2) Individual Risk business, which includes primary insurance and quota share reinsurance.

Cautionary Statement under "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003, and Form 10-Q for the quarter ended March 31, 2004.


INVESTOR CONTACT:                                      MEDIA CONTACT:
Martin J. Merritt                                      David Lilly or Dawn Dover
Senior Vice President - Finance                        Kekst and Company
RenaissanceRe Holdings Ltd.                            (212) 521-4800
(441) 299-7230

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                    SUMMARY CONSOLIDATED STATEMENTS OF INCOME
        For the three and six month periods ended June 30, 2004 and 2003
        (in thousands of United States Dollars, except per share amounts)


                                                                    THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                         -----------------------------------     ---------------------------------
                                                          JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2004       JUNE 30, 2003
                                                         ---------------     ---------------     ---------------     ---------------
                                                                     (Unaudited)                             (Unaudited)
REVENUES
   Gross premiums written                                    $326,876             $212,560         $1,107,164         $ 897,727
                                                             ========             ========         ==========         =========
   Net premiums written                                      $262,842             $160,223         $  968,863         $ 750,593
   Decrease (increase) in unearned premiums                    81,142              115,312           (315,310)         (211,584)
                                                             --------             --------         ----------         ---------
   Net premiums earned                                        343,984              275,535            653,553           539,009
   Net investment income                                       29,833               34,109             64,883            65,543
   Net foreign exchange gains                                     786                7,640              2,873            11,591
   Equity in earnings of unconsolidated ventures                4,923                6,493             11,443            12,561
   Other income (loss)                                           (689)                 745                420               182
   Net realized gains (losses) on investments                 (26,920)              49,660              5,601            70,772
                                                             --------             --------         ----------         ---------
TOTAL REVENUES                                                351,917              374,182            738,773           699,658
                                                             --------             --------         ----------         ---------
EXPENSES
   Claims and claim expenses incurred                         120,737              100,076            232,915           182,856
   Acquisition expenses                                        64,047               40,704            122,078            82,837
   Operational expenses                                        16,502               16,332             28,878            31,239
   Corporate expenses                                           4,986                4,677              9,538             8,145
   Interest expense                                             6,334                5,335             12,605             9,834
                                                             --------             --------         ----------         ---------
   TOTAL EXPENSES                                             212,606              167,124            406,014           314,911
                                                             --------             --------         ----------         ---------
Income before minority interest and taxes                     139,311              207,058            332,759           384,747
Minority interest - Capital Securities                           --                  1,827               --               3,282
Minority interest - DaVinci                                    14,492               20,150             32,482            41,035
                                                             --------             --------         ----------         ---------
Income before taxes                                           124,819              185,081            300,277           340,430
Income tax benefit                                               --                   --                 --                  55
                                                             --------             --------         ----------         ---------
   NET INCOME                                                 124,819              185,081            300,277           340,485
Dividends on preference shares                                  8,609                4,917             13,713             9,036
                                                             --------             --------         ----------         ---------
   NET INCOME AVAILABLE TO COMMON SHAREHOLDERS               $116,210             $180,164         $  286,564         $ 331,449
                                                             ========             ========         ==========         =========

Operating income per Common Share - diluted *                $   2.00             $   1.84         $     3.92         $    3.68
Net income available to common shareholders
   per Common Share - basic                                  $   1.67             $   2.62         $     4.12         $    4.82
Net income available to common shareholders
   per Common Share - diluted                                $   1.62             $   2.54         $     4.00         $    4.68

Average common shares outstanding - basic                      69,664               68,914             69,554            68,754
Average common shares outstanding - diluted                    71,683               71,056             71,638            70,810

Claims and claim expense ratio                                   35.1%                36.3%              35.6%             33.9%
Expense ratio                                                    23.4%                20.7%              23.1%             21.2%
                                                             --------             --------         ----------         ---------
Combined ratio                                                   58.5%                57.0%              58.7%             55.1%
                                                             ========             ========         ==========         =========
Operating return on average common equity (annualized) *         25.2%                30.2%              25.4%             31.6%
                                                             ========             ========         ==========         =========

* Excludes realized gains (losses) on investments (see comments on Regulation G)

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                       SUMMARY CONSOLIDATED BALANCE SHEETS
        (in thousands of United States Dollars, except per share amounts)


                                                       AT
                                        -------------------------------------
                                         JUNE 30, 2004     DECEMBER 31, 2003
                                        ---------------   -------------------
                                          (Unaudited)          (Audited)
ASSETS
Fixed maturity investments available
for sale, at fair value                    $3,117,925        $2,947,841
Short term investments                      1,009,011           660,564
Other investments                             503,884           369,242
Cash and cash equivalents                      74,130            63,397
                                           ----------        ----------
   Total managed investment portfolio
     and cash                               4,704,950         4,041,044

Equity investments in reinsurance
company, at fair value                        147,962           145,535
Investments in other ventures, under
   equity method                              178,052            41,130
                                           ----------        ----------

   Total investments and cash               5,030,964         4,227,709
Premiums receivable                           404,676           167,996
Ceded reinsurance balances                     88,326            56,852
Losses recoverable                             90,055           149,201
Accrued investment income                      31,811            22,793
Deferred acquisition costs                    107,718            75,261
Other assets                                   39,498            29,890
                                           ----------        ----------
   TOTAL ASSETS                            $5,793,048        $4,729,702
                                           ==========        ==========
LIABILITIES, MINORITY INTEREST AND
SHAREHOLDERS' EQUITY
LIABILITIES
Reserve for claims and claim expenses      $1,100,159        $  977,892
Reserve for unearned premiums                 696,608           349,824
Debt                                          350,000           350,000
Subordinated obligation to capital
trust                                         103,093           103,093
Reinsurance balances payable                   88,741           131,629
Net payable on investments purchased          166,772              --
Other liabilities                              88,773            52,123
                                           ----------        ----------
   TOTAL LIABILITIES                        2,594,146         1,964,561
                                           ----------        ----------
Minority interest - DaVinci                   398,214           430,498

SHAREHOLDERS' EQUITY
Preference shares                             500,000           250,000
Common shares and additional paid-in
capital                                       308,852           314,414
Accumulated other comprehensive
income                                         75,168           113,382
Retained earnings                           1,916,668         1,656,847
                                           ----------        ----------
   TOTAL SHAREHOLDERS' EQUITY               2,800,688         2,334,643
   TOTAL LIABILITIES, MINORITY
      INTEREST, AND
      SHAREHOLDERS' EQUITY                 $5,793,048        $4,729,702
                                           ==========        ==========
BOOK VALUE PER COMMON SHARE                $    32.60        $    29.61
                                           ==========        ==========
COMMON SHARES OUTSTANDING                      70,565            70,399
                                           ==========        ==========

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                           SUPPLEMENTAL FINANCIAL DATA
                     (in thousands of United States Dollars)

SEGMENT INFORMATION

---------------------------------------------------------------------------------------------------------------------
                                                           THREE MONTHS ENDED JUNE 30, 2004
                                             -------------------------------------------------------------
                                              REINSURANCE   INDIVIDUAL RISK       OTHER            TOTAL
                                             ------------- -----------------   -----------      ----------
Gross premiums written (1)                      $ 215,284       $ 111,592       $     --         $ 326,876
                                                =========       =========                        =========
Net premiums written                            $ 153,162       $ 109,680             --         $ 262,842
                                                =========       =========                        =========
Net premiums earned                             $ 235,862       $ 108,122             --         $ 343,984
Claims and claim expenses incurred                 65,016          55,721             --           120,737
Acquisition expenses                               27,936          36,111             --            64,047
Operational expenses                               10,624           5,878             --            16,502
                                                ---------       ---------        ---------       ---------
Underwriting income                             $ 132,286       $  10,412             --           142,698
Other items                                     =========       =========        $ (26,488)        (26,488)
                                                                                 =========       ---------
Net income available to common shareholders                                                      $ 116,210
                                                                                                 =========
Claims and claim expenses incurred -
   current accident year                        $  92,375       $  58,060                        $ 150,435
Claims and claim expenses incurred - prior
   years                                          (27,359)         (2,339)                         (29,698)
                                                ---------       ---------                        ---------
Net claims and claim expenses incurred -
   total                                        $  65,016       $  55,721                        $ 120,737
                                                =========       =========                        =========
Claims and claim expense ratio - accident
   year                                              39.2%           53.7%                            43.7%
                                                =========       =========                        =========
Claims and claim expense ratio - calendar
   year                                              27.6%           51.5%                            35.1%
Underwriting expense ratio                           16.3%           38.8%                            23.4%
                                                ---------       ---------                        ---------
Combined ratio                                       43.9%           90.3%                            58.5%
                                                =========       =========                        =========


(1) Reinsurance segment gross premiums written excludes $0.8 million of premiums ceded from the Individual Risk segment.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                       THREE MONTHS ENDED JUNE 30, 2003
                                                        -------------------------------------------------------------
                                                         REINSURANCE   INDIVIDUAL RISK       OTHER            TOTAL
                                                        ------------- -----------------   -----------      ----------
Gross premiums written (1)                                $ 114,872       $  97,688       $     --         $ 212,560
                                                          =========       =========                        =========
Net premiums written                                      $  65,424       $  94,799             --         $ 160,223
                                                          =========       =========                        =========
Net premiums earned                                       $ 208,905       $  66,630             --         $ 275,535
Claims and claim expenses incurred                           61,100          38,976             --           100,076
Acquisition expenses                                         22,220          18,484             --            40,704
Operational expenses                                         13,107           3,225             --            16,332
                                                          ---------       ---------       ---------          -------
Underwriting income                                       $ 112,478       $   5,945             --           118,423
                                                          =========       =========
Other items                                                                               $  61,741           61,741
                                                                                          =========        ---------
Net income available to common shareholders                                                                $ 180,164
                                                                                                           =========
Claims and claim expenses incurred - current accident
   year                                                   $  66,270       $  46,563                        $ 112,833
Claims and claim expenses incurred - prior years             (5,170)         (7,587)                         (12,757)
                                                          ---------       ---------                        ---------
Net claims and claim expenses incurred - total            $  61,100       $  38,976                        $ 100,076
                                                          =========       =========                        =========
Claims and claim expense ratio - accident year                 31.7%           69.9%                            41.0%
                                                          =========       =========                        =========
Claims and claim expense ratio - calendar year                 29.2%           58.5%                            36.3%
Underwriting expense ratio                                     16.9%           32.6%                            20.7%
                                                          ---------       ---------                        ---------
Combined ratio                                                 46.1%           91.1%                            57.0%
                                                          =========       =========                        =========

(1) Reinsurance segment gross premiums written excludes $1.0 million of premiums ceded from the Individual Risk segment.
---------------------------------------------------------------------------------------------------------------------

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                           SUPPLEMENTAL FINANCIAL DATA
                     (in thousands of United States Dollars)

SEGMENT INFORMATION, CONT'D

---------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED JUNE 30, 2004
                                                  -------------------------------------------------------------
                                                   REINSURANCE   INDIVIDUAL RISK       OTHER            TOTAL
                                                  ------------- -----------------   -----------      ----------
Gross premiums written (1)                         $875,634          $231,530         $   --          $1,107,164
                                                   ========          ========                         ==========
Net premiums written                               $749,400          $219,463             --          $  968,863
                                                   ========          ========                         ==========
Net premiums earned                                $444,655          $208,898             --          $  653,553
Claims and claim expenses incurred                  123,555           109,360             --             232,915
Acquisition expenses                                 51,747            70,331             --             122,078
Operational expenses                                 16,750            12,128             --              28,878
                                                   --------          --------         -------         ----------
Underwriting income                                $252,603          $ 17,079             --             269,682
                                                   ========          ========
Other items                                                                           $16,882             16,882
                                                                                      =======         ----------
Net income available to common shareholders                                                           $  286,564
                                                                                                      ==========
Claims and claim expenses incurred -
   current accident year                           $167,785          $116,517                         $  284,302
Claims and claim expenses incurred - prior
   years                                            (44,230)           (7,157)                           (51,387)
                                                   --------          --------                         ----------
Net claims and claim expenses incurred -
   total                                           $123,555          $109,360                         $  232,915
                                                   ========          ========                         ==========
Claims and claim expense ratio - accident
   year                                                37.7%             55.8%                              43.5%
                                                   ========          ========                         ==========
Claims and claim expense ratio - calendar
   year                                                27.8%             52.4%                              35.6%
Underwriting expense ratio                             15.4%             39.5%                              23.1%
                                                   --------          --------                         ----------
Combined ratio                                         43.2%             91.9%                              58.7%
                                                   ========          ========                         ==========

(1) Reinsurance segment gross premiums written excludes $0.8 million of premiums ceded from the Individual Risk segment.

---------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED JUNE 30, 2003
                                              -------------------------------------------------------------
                                               REINSURANCE   INDIVIDUAL RISK       OTHER            TOTAL
                                              ------------- -----------------   -----------      ----------

Gross premiums written (1)                      $ 736,196       $ 161,531       $     --         $ 897,727
                                                =========       =========                        =========
Net premiums written                            $ 623,277       $ 127,316             --         $ 750,593
                                                =========       =========                        =========
Net premiums earned                             $ 409,338       $ 129,671             --         $ 539,009
Claims and claim expenses incurred                117,996          64,860             --           182,856
Acquisition expenses                               45,077          37,760             --            82,837
Operational expenses                               25,191           6,048             --            31,239
                                                ---------       ---------        ---------       ---------
Underwriting income                             $ 221,074       $  21,003             --           242,077
                                                =========       =========
Other items                                                                      $  89,372          89,372
                                                                                 =========       ---------
Net income available to common shareholders                                                      $ 331,449
                                                                                                 =========
Claims and claim expenses incurred -
   current accident year                        $ 135,784       $  71,555                        $ 207,339
Claims and claim expenses incurred - prior
   years                                          (17,788)         (6,695)                         (24,483)
                                                ---------       ---------                        ---------
Net claims and claim expenses incurred -
   total                                        $ 117,996       $  64,860                        $ 182,856
                                                =========       =========                        =========
Claims and claim expense ratio - accident
   year                                             33.2%            55.2%                            38.5%
                                                =========       =========                        =========
Claims and claim expense ratio - calendar
   year                                             28.8%            50.0%                            33.9%
Underwriting expense ratio                          17.2%            33.8%                            21.2%
                                                ---------       ---------                        ---------
Combined ratio                                      46.0%            83.8%                            55.1%
                                                =========       =========                        =========

(1) Reinsurance segment gross premiums written excludes $5.7 million of premiums ceded from the Individual Risk segment.
---------------------------------------------------------------------------------------------------------------------

                  RENAISSANCERE HOLDINGS LTD. AND SUBSIDIARIES
                           SUPPLEMENTAL FINANCIAL DATA
                     (in thousands of United States Dollars)

-------------------------------------------------------------------------------------------------------------
GROSS WRITTEN PREMIUMS                            THREE MONTHS ENDED               SIX MONTHS ENDED
----------------------                  ---------------------------------------------------------------------
                                         JUNE 30, 2004     JUNE 30, 2003    JUNE 30, 2004      JUNE 30, 2003
                                        ---------------   ---------------  ---------------    ---------------
Renaissance cat premium                    $ 120,405        $   64,211        $  419,541        $  372,930
Renaissance specialty premium                 60,675            33,557           291,130           219,639
                                           ---------        ----------        ----------        ----------
   Total Renaissance Reinsurance premium     181,080            97,768           710,671           592,569
                                           ---------        ----------        ----------        ----------
DaVinci cat premium (1)                       29,885            16,402           133,081           123,218
DaVinci specialty premium                      4,319               702            31,882            20,409
                                           ---------        ----------        ----------        ----------
   Total DaVinci Reinsurance premium          34,204            17,104           164,963           143,627
                                           ---------        ----------        ----------        ----------
      Total Reinsurance premium              215,284           114,872           875,634           736,196
Individual Risk premium (2)                  111,592            97,688           231,530           161,531
                                           ---------        ----------        ----------        ----------
      Total premiums                       $ 326,876        $  212,560        $1,107,164        $  897,727
                                           =========        ==========        ==========        ==========
Total Managed Cat Premiums (3)             $ 175,506        $  103,774        $  616,893        $  568,509
                                           =========        ==========        ==========        ==========
Total Managed Specialty Premiums           $  64,994        $   34,259        $  323,012        $  240,048
                                           =========        ==========        ==========        ==========


(1) Excludes premium ceded to Renaissance of $3.5 million for the three months ended June 30, 2004 and
$8.4 million for the six months ended June 30, 2004.

(2) Includes combined premium ceded to Renaissance and DaVinci of $1.0 million for the three months ended
June 30, 2003 and $5.7 million for the six months ended June 30, 2003. Such amounts of premium are excluded from the Renaissance and DaVinci premiums shown above.

(3) Total Managed Cat Premiums include Renaissance and DaVinci Cat Premium, as above, and Cat Premium of
$25.2 million and $23.2 million for the three months ended June 30, 2004 and 2003, respectively, and Cat premium of $64.3 million and $72.4 million for the six months ended June 30, 2004 and 2003, respectively, written on behalf of our joint venture, Top Layer Re.
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EQUITY IN EARNINGS OF UNCONSOLIDATED VENTURES        THREE MONTHS ENDED                SIX MONTHS ENDED
--------------------------------------------------------------  -------------------------------- -------------------------------
                                                                 JUNE 30, 2004    JUNE 30, 2003   JUNE 30, 2004    JUNE 30, 2003
                                                                ---------------  --------------- ---------------  ---------------
As Reported
Fee income                                                          $ 1,074          $ 1,250          $ 2,189       $ 2,478
Other items                                                          (1,763)            (505)          (1,769)       (2,296)
                                                                    -------          -------          -------       -------
Total other income (loss) - as reported                                (689)             745              420           182
Equity in earnings of unconsolidated ventures                         4,923            6,493           11,443        12,561
                                                                    -------          -------          -------       -------
Total                                                               $ 4,234          $ 7,238          $11,863       $12,743
                                                                    =======          =======          =======       =======
Summary of income from joint venture relationships (1)
Fee income (2)                                                      $23,933          $15,616          $40,901       $35,820
Other items                                                          (1,763)            (505)          (1,769)       (2,296)
                                                                    -------          -------          -------       -------
Total other income                                                   22,170           15,111           39,132        33,524
Equity in earnings of unconsolidated ventures and DaVinci            15,743           16,522           32,522        34,224
                                                                    -------          -------          -------       -------
Total                                                               $37,913          $31,633          $71,654       $67,748
                                                                    =======          =======          =======       =======

(1) Reported GAAP presentation adjusted to reflect:
    - fee income and the Company's interest in DaVinci as if DaVinci were accounted for under the equity method.
    - other fee income on managed cat business which is reflected on the income statement as a reduction of acquisition and operational expenses.
(2) Excludes fee income received on capital invested by RenaissanceRe Holdings.
--------------------------------------------------------------------------------------------------------------------------------

 COMMENTS ON REGULATION G

In addition to the GAAP financial measures set forth in this Press Release, the Company has included certain non-GAAP financial measures in this Press Release within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.

The Company uses "operating income" as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. "Operating income" as used herein differs from "net income available to common shareholders", which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments. In addition, the Company's management believes that "operating income" is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's investment portfolio, which is not considered by management to be a relevant indicator of business operations. The Company also uses operating income to calculate operating income per common share and operating return on average common equity. The following is a reconciliation of 1) net income available to common shareholders to operating income; 2) net income available to common shareholders per common share to operating income per common share; and 3) return on average common equity to operating return on average common equity:

                                                                       THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                -----------------------------------------------------------------
(In thousands of U.S. dollars)                                   JUNE 30, 2004    JUNE 30, 2003   JUNE 30, 2004    JUNE 30, 2003
                                                                ---------------  --------------- ---------------  ---------------
Net income available to common shareholders                         $116,210        $180,164        $286,564           $331,449
   Adjustment for net realized losses (gains) on investments          26,920         (49,660)         (5,601)           (70,772)
                                                                    --------        --------        --------           --------
Operating income                                                    $143,130        $130,504        $280,963           $260,677
                                                                    ========        ========        ========           ========
Net income available to common shareholders per common share -
diluted                                                             $   1.62        $   2.54        $   4.00           $   4.68
   Adjustment for net realized losses (gains) on investments            0.38           (0.70)          (0.08)             (1.00)
                                                                    --------        --------        --------           --------
Operating income per common share - diluted                         $   2.00        $   1.84        $   3.92           $   3.68
                                                                    ========        ========        ========           ========

Return on average common equity (annualized)                            20.5%           41.7%           25.9%             40.2%
   Adjustment for net realized losses (gains) on investments             4.7%          (11.5%)          (0.5%)            (8.6%)
                                                                    --------        --------        --------           --------
Operating return on average common equity (annualized)                  25.2%           30.2%           25.4%             31.6%
                                                                    ========        ========        ========           ========

The Company has also included in this Press Release "managed cat premium". "Managed cat premium" is defined as gross catastrophe premium written by Renaissance Reinsurance and its related joint ventures. "Managed cat premium" differs from total catastrophe premium, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premium written on behalf of our joint venture Top Layer Re, which is accounted for under the equity method of accounting. Refer to supplemental financial data on gross written premiums.

The Company has also included in this Press Release "summary of income from joint venture relationships" which is a non-GAAP financial measure. The principal differences between "summary of income from joint venture relationships" and "other income and equity in earnings of unconsolidated ventures," which the Company believes is the most directly comparable GAAP measure, are that the results of DaVinci Reinsurance Ltd., a joint venture the financial results of which are consolidated in the Company's financial statements, are reflected in "summary of income from joint venture relationships" as if reported under the equity accounting method, and that this presentation also includes fees earned on certain quota share cessions of catastrophe business by the Company which are reflected on its income statement as a reduction of acquisition and operational expenses.